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                                                                  EXHIBIT 10.90


                                ESCROW AGREEMENT
                              (SEVERANCE PAYMENTS)

THIS AGREEMENT, made as of the 10th day of October, 2000 by and between IMC MORTGAGE COMPANY, a Florida corporation, the address of which is 10014 North Dale Mabry Highway, Suite 101, Tampa, FL 33618 ("Depositor") and DENNIS J. PITOCCO AND ROBERT F. MELONE, both of Tampa, Florida (jointly called the "Escrow Agents").

                                BACKGROUND FACTS

The following facts shall constitute the background for this Agreement:

                  A. The Depositor has entered into employment arrangements including, without limitation, a Severance Agreement (the "Severance Agreement") dated as of August 2, 2000 with each of the individuals set forth on EXHIBIT A hereto (each being an "Associate"). Pursuant to the terms of the Severance Agreement, a copy of the form of which is attached hereto as EXHIBIT B and incorporated herein by this reference, each Associate is entitled to receive a Severance Payment upon a Severance Termination (as those terms are defined in the Severance Agreement).

                  B. The amount of the Severance Payment which each Associate is entitled to receive under certain circumstances is reflected on Exhibit A hereto (which amount with respect to each Associate is called the "Associate's Severance Payment").

                  C. The Depositor has determined that it is in the best interest of the Company to pre-fund and pre-pay into escrow the aggregate amount of the Severance Payment for the benefit of each of the Associates, each of whom is expressly designated as a third party beneficiary of this Agreement.

NOW, THEREFORE, in consideration of the mutual benefits and obligations of the parties hereto, the parties hereto agree that the Background Facts set forth above are true and correct and do further agree as follows:

         1. DEPOSIT. Substantially simultaneously with the execution of this Agreement, Depositor is purchasing United States Treasury Notes with a maturity of five (5) years in an aggregate fair market value equal to the total of the Severance Payments to which all of the Associates are entitled (which asset is called the "Escrow Property"). The Depositor hereby pre-funds and pre-pays the Severance Payments to Associates by delivery of the Escrow Property to Escrow Agent, as agent for the Associates. The Escrow Property is to be held by the Escrow Agent during the term of this Agreement and all interest earned thereon shall, no less frequently than quarterly, be distributed to the Associates, pro rata, based upon the relative Severance Payments to which each is entitled while this Agreement remains in effect with respect to each such Associate, and shall be reported as income to each such Associate by the Escrow Agent. The Escrow Agent shall hold the Escrow Property as agent for the Associates, and the Depositor hereby unconditionally transfers and grants such Escrow Property to Associates, as the Severance Payment, subject only to the risk of forfeiture in Section 3 hereof. The Associates shall be deemed the owner of the Escrow Property, subject to forfeiture under
Section 3, and the Escrow Agent shall act as agent for Associates for the purpose


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of holding and evidencing such immediate ownership. Depositor shall have no further interest in the Escrow Property whatsoever, except for the contingent right of return upon forfeiture pursuant to Section 3 hereof.

         2. DISBURSEMENT FROM ESCROW. In the event of a Severance Termination with respect to any Associate, the Escrow Agent shall, immediately upon receipt of written notice thereof from the Associate, liquidate a sufficient amount of the Escrow Property to provide the liquidity necessary to effect the distributions set forth below:

                  a) Taxes. The Escrow Agent shall calculate the withholding taxes which would be due with respect to the Associate's Severance Payment had that Severance Payment been paid directly by the Depositor, which withholding taxes shall include, without limitation, federal income taxes, state income taxes (if applicable), social security taxes, Medicare taxes and any other taxes required to be withheld at the time the Severance Payment becomes payable (collectively, the "Withholding Taxes"), and the Withholding Taxes shall be promptly paid on behalf of the Depositor to the appropriate taxing authorities by the Escrow Agent; and

                  b) Disbursement to Associate. The amount of the Severance Payment reduced by the withholding taxes shall be promptly disbursed to the Associate entitled to receive that Severance Payment.

         3. FORFEITURE. The rights of each Associate to receive a Severance Payment are subject to an express risk of forfeiture in the event of a termination of the Associate's employment by the Depositor for any reason other than a reason which constitutes a "Severance Termination" under the Severance Agreement (a "Non-Qualifying Termination"). In the event of a Non-Qualifying Termination, or in the event of the expiration of three years from the date hereof without a Severance Termination having occurred, then the Escrow Agent shall liquidate such of the Escrow Property as remains in the hands of the Escrow Agent and shall promptly pay over the amount thereof to or for the benefit of the Depositor.

         4. TERMINATION OF ESCROW. Upon disbursement of a portion of the assets held pursuant to this Escrow Agreement, either to an Associate pursuant to a Severance Payment under Section 2 above or to the Depositor upon a Non-Qualifying Termination or the expiration of time as provided by Section 3 above, then all obligations of the Escrow Agent with respect to any amounts held in escrow shall terminate.

         5. DECISIONS BY ESCROW AGENT; SUCCESSORS. All actions by the Escrow Agent shall require the consent of all persons serving as Escrow Agents hereunder. In the event any person initially named as an Escrow Agent or any successor to such person shall die, become disabled, shall resign or for any other reason cease to serve as an Escrow Agent hereunder, then the remaining Escrow Agent shall have the power and authority to appoint an additional individual who is over 21 years of age and a resident of the State of Florida to serve as a successor Escrow Agent, so that at all times there shall be not less than two Escrow Agents serving hereunder (other than during such time as may be necessary to effect an appointment of and acceptance by a successor Escrow Agent).

         6.       DUTIES OF ESCROW AGENT.

                  a) Escrow Agents shall not be under any duty to give the Escrow Property held by


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them hereunder any greater degree of care than they give their own similar property and shall not be required to invest any funds held hereunder except as directed in this Agreement. Uninvested funds held hereunder shall not earn or accrue interest.

                  b) Escrow Agents shall not be liable, except for their own gross negligence or willful misconduct and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against Escrow Agents, the Depositor shall indemnify and hold harmless Escrow Agents (and any successor Escrow Agents) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of and in connection with this Agreement. Without limiting the foregoing, Escrow Agents shall in no event be liable in connection with their investment or reinvestment of any cash held by them hereunder in good faith, in accordance with the terms hereof, including, without limitation, any liability for any delays (not resulting from its gross negligence or willful misconduct) in the investment or reinvestment of the Escrow Property, or any loss of interest incident to any such delays.

                  c) Escrow Agents shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to them hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. Escrow Agents may act in reliance upon any instrument or signature believed by them to be genuine and may assume that the person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. Escrow Agents may conclusively presume that the undersigned representative of any party hereto which is an entity other than a natural person has full power and authority to instruct Escrow Agents on behalf of that party unless written notice to the contrary is delivered to Escrow Agents.

                  d) Escrow Agents may act pursuant to the advice of counsel with respect to any matter relating to this Agreement and shall not be liable for any action taken or omitted by them in good faith in accordance with such advice.

                  e) Escrow Agents do not have any interest in the Escrow Property deposited hereunder but are serving as escrow holders only and having only possession thereof. Any payments of income from this Escrow Property shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide Escrow Agents with appropriate Internal Revenue Service Forms W-9 for tax identification number certification, or non-resident alien certifications. This Section 5(e) and Section 5(b) shall survive notwithstanding any termination of this Agreement or the resignation of Escrow Agents.

                  f) Escrow Agents make no representation as to the validity, value, genuineness or the collectability of any security or other document or instrument held by or delivered to them.

                  g) Escrow Agents shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

                  h) An Escrow Agent (and any successor Escrow Agent) may at any time resign as such by delivering the Escrow Property to any successor Escrow Agent or Agents jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction, whereupon the resigning Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement. The resignation of an Escrow Agent will take effect on the earlier of (a) the appointment of a successor (including a court of competent


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jurisdiction) or (b) the day which is 30 days after the date of delivery of such resigning Escrow Agent's written notice of resignation to the other parties hereto. If, at that time, the resigning Escrow Agent has not received a designation of a successor Escrow Agent, Escrow Agent's sole responsibility after that time shall be to retain and safeguard the Escrow Property until receipt of a designation of successor Escrow Agent or a joint written disposition instruction by the other parties hereto or a final non-appealable order of a court of competent jurisdiction.

                  i) In the event of any disagreement between the other parties hereto resulting in adverse claims or demands being made in connection with the Escrow Property or in the event that Escrow Agents are in doubt as to what action should be taken hereunder, Escrow Agents shall be entitled to retain the Escrow Property until Escrow Agents shall have received (i) a final non-appealable order of a court of competent jurisdiction directing delivery of the Escrow Property or (ii) a written agreement executed by the other parties hereto directing delivery of the Escrow Property, in which event Escrow Agents shall disburse the Escrow Property in accordance with such order or agreement. Any court order shall be accompanied by a legal opinion by counsel final and non-appealable. Escrow Agents shall act on such court order and legal opinion without further question.

                  j) No printed or other matter in any language (including, without limitation, prospectuses, notices, reports and promotional material) that mentions the names of the Escrow Agents or the rights, powers, or duties of the Escrow Agents shall be issued by the other parties hereto or on such parties' behalf unless Escrow Agents shall first have given their specific written consent thereto.

                  k) The other parties hereto authorize Escrow Agents, for any securities held hereunder, to use the services of any United States central securities depository they reasonably deem appropriate, including, without limitation, the Depositary Trust Company and the Federal Reserve Book Entry System.

         7. LIMITED RESPONSIBILITY. This Agreement expressly sets forth all the duties of the Escrow Agents with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this agreement against Escrow Agents. Escrow Agents shall not be bound by the provisions of any agreement among the other parties hereto except this Agreement.

         8. NOTICES. All notices, consents, waivers and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt) provided that a copy is mailed by registered mail, return receipt requested, or
(c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

        DEPOSITOR:                IMC Mortgage Company
                                  10014 N. Dale Mabry Highway, Suite 101
                                  Tampa, FL 33618
        Attention:                Mr. Dennis J. Pitocco, President
        Facsimile No.:     (813) 968-7182


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        ASSOCIATES:               [See EXHIBIT A hereto]

        ESCROW AGENT:             Dennis J. Pitocco
                                  10014 N. Dale Mabry Highway, Suite 101
                                  Tampa  FL  33618
        Facsimile No.:    813/968-7182


        ESCROW AGENT:             Robert F. Melone
                                  10114 N. Dale Mabry Highway, Suite 101
                                  Tampa  FL  33618
        Facsimile No.:    813/968-9863


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         9.       JURISDICTION; SERVICE OF PROCESS. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of Florida, County of Hillsborough, or, if it has or can acquire jurisdiction, in the United States District Court for the Middle District of Florida, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

         10. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original and all of which, when taken together, will be deemed to constitute one and the same.

         11. SECTION HEADINGS. The headings of sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.

         12. WAIVER. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party;
(b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

         13. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Florida, without regard to conflicts of law principles.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.



                                    IMC MORTGAGE COMPANY


                                    By:
                                       ----------------------------------------
                                       Dennis J. Pitocco
                                       Its: President

                                                      (DEPOSITOR)


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                                    -------------------------------------------
                                    DENNIS J. PITOCCO



                                    -------------------------------------------
                                    ROBERT F. MELONE

                                                   (ESCROW AGENTS)


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                                   EXHIBIT A

                             SCHEDULE OF ASSOCIATES




                                   EXHIBIT B

                             [SEVERANCE AGREEMENT]